INCOME TAXES	12 Months Ended
Dec. 31, 2010
INCOME TAXES
9. INCOME TAXES

As a result of the Company incurring net losses, an income tax benefit in the form of net operating loss carry–backs and carry-forwards have been generated for the years ended December 31, 2010 and 2009.  Since the Company has not had taxable income for the last five years, utilization of net operating loss carry-backs is currently not possible.  The potential future benefit from income taxes arising from operations for the years ended December 31, 2010 and 2009 consist of the following:

	2010	2009
Current:
Federal	$-	$-
State	-	-
Deferred:
Federal	839,900	522,500
State	-	-
	839,900	522,500
Increase in valuation allowance	(839,900)	(522,500)
Income tax benefit	$-	$-

The effective tax rates differ from the statutory rates for 2010 and 2009 primarily due to the following:

	2010		2009
		Effective Tax		Effective Tax
	Amount	Rate	Amount	Rate

Federal income tax liability (benefit)	$(2,393,900)	-34.0%	$(829,500)	-34.0%
State income tax liability (benefit)	-	0.0%	-	0.0%
Permanent differences	860,800	12.2%	307,000	12.6%
Temporary differences	693,200	9.8%	-	0.0%
Change in valuation allowance	839,900	11.9%	522,500	21.4%
	$-	0.0%	$-	0.0%

Permanent differences consist primarily of a portion of stock-based compensation, stock issued for interest, fines and penalties, and disallowed travel, meal and entertainment expenses.  Temporary differences are differences in the timing of deductions between those for tax and book purposes and consist of a portion of stock-based compensation and the patent impairment charge.

The Company’s net deferred tax assets consist primarily of net operating loss carry-forwards.  At December 31, 2010, the Company had federal net operating loss carry-forwards totaling approximately $16,794,700 which may be used to offset future taxable income.  These net operating loss carry-forwards expire over various years through 2024.  As of December 31, 2010 and 2009, the Company has determined that due to the uncertainty regarding its future profitability, a full valuation allowance is required for deferred tax assets.  Net deferred tax assets and liabilities are comprised of the following as of December 31, 2010 and 2009:

	2010	2009
Deferred tax assets:
Current	$-	$-
Non-current	5,272,800	4,432,900
Less valuation allowance	(5,272,800)	(4,432,900)
Net deferred tax assets	$-	$-
Net deferred tax liabilities	$-	$-

The federal and states of Florida and Ohio are the significant tax jurisdictions where the Company files income, franchise and gross receipts tax returns as required.  There are currently no on-going examinations of tax returns by federal and state tax authorities.  The Company is delinquent with the filing of certain sales and use tax returns, whose liability, together with any interest and penalties that may be imposed by governmental authorities, is insignificant to the Company’s financial position and results of operations as of and for the years ended December 31, 2010 and 2009.  Other than the above, the Company does not have any uncertain tax positions meeting the ‘more-likely-than-not’ threshold.